Trade and other receivables	6 Months Ended
Jun. 30, 2026
Trade and other receivables.
Trade and other receivables

16Trade and other receivables

	June 30, 2026	December 31, 2025
Bullion sales receivable	1,727	7,718
VAT receivables	5,254	3,864
Deposits for stores, equipment and other receivables	758	289
	7,739	11,871

The carrying value of trade receivables is considered a reasonable approximation of fair value and are short term in nature. No provision for expected credit losses was recognised in the current or prior period as none of the debtors were past due and there has been no historic credit losses on debtors. Up to the date of approval of these financial statements all of the outstanding bullion sales receivable were settled in full.

The VAT receivable received will be applied against our other taxes payable.